SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


     Date of Report (Date of earliest event reported): September 28, 2001


                  CANTERBURY CONSULTING GROUP, INC.
                  ---------------------------------
          FORMERLY CANTERBURY INFORMATION TECHNOLOGY, INC.
       (Exact name of registrant as specified in its charter)

         Pennsylvania                                  23-2170505
-------------------------------                -----------------------
(State of Incorporation)                 (IRS Employer Identification Number)


                         1600 Medford Plaza
                       Rt. 70 & Hartford Road
                     Medford, New Jersey  08055
              (Address of principal executive offices)

                  Telephone Number:  (609) 953-0044














                                Table of Contents
USER TECHNOLOGY SERVICES, INC.
------------------------------
Independent Auditors' Report..............................................F-1

Balance Sheets at December 31, 2000 and 1999..............................F-2

Statements of Operations for the Fiscal Years
         ended December 31, 2000 and 1999.................................F-4

Statements of Stockholder's Equity/(Deficit) for the Fiscal Years
         ended December 31, 2000 and 1999.................................F-5

Statements of Cash Flows for the Fiscal Years
         ended December 31, 2000 and 1999.................................F-6

Notes to Financial Statements for the Fiscal Years
         ended December 31, 2000 and  1999................................F-7

Balance Sheet August 31, 2001 (unaudited)................................F-14

Statements of Operations for the Eight Months
         ended August 31, 2001 and 2000 (unaudited)......................F-16

Statements of Cash Flows for the Eight Months
         ended August 31, 2001 and 2000 (unaudited)......................F-17

Notes to Financial Statements for the Eight Months
         ended August 31, 2001 and 2000 (unaudited)......................F-18


CANTERBURY CONSULTING GROUP, INC.
---------------------------------
Introduction to Pro Forma Statements (unaudited).........................F-21

Pro Forma Balance Sheet - August 31, 2001 (unaudited)....................F-22

Pro Forma Statement of Operations -
         Fiscal Year 2000 (unaudited)....................................F-24

Pro Forma Statement of Operations for the Nine Months
         ended in Fiscal 2001 (unaudited)................................F-25

Notes to Pro Forma Financial Statements (unaudited)......................F-26













                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors of
Usertech/Canterbury Corp.
1600 Medford Plaza
128 Route 70
Medford, New Jersey 08055



	We have audited the accompanying balance sheets of User Technology Services, Inc. as of December 31, 2000 and 1999 and the related statements of operations, stockholder's equity/(deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

	We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 	In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of User Technology Services, Inc. at December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.




                      /s/BARATZ & ASSOCIATES, P.A.


December 12, 2001

                     USER TECHNOLOGY SERVICES, INC.
                            BALANCE SHEETS
                     DECEMBER 31, 2000 AND 1999



ASSETS
------

                            					    2000  	     1999
 									    ----	     ----
Current Assets:

Cash 									 $  450,291	 $  552,674

Trade receivables, net of allowance for doubtful
 	accounts of $344,973 and $170,675 at
 	December 31, 2000 and 1999, respectively 		  3,359,952	  2,863,032

Current portion of note receivable 				     50,000      75,000

Prepaid expenses							     80,943	     84,497

Deferred tax asset 						     94,928 	 -
									-----------	 ----------
 		Total Current Assets				  4,036,114	  3,575,203


Property and equipment, net 					    278,215	    681,532

Goodwill, net 							  2,065,815	  2,604,711

Software costs, net 						     32,614	     39,546

Note receivable, long term 						 -	     50,000

Deferred tax asset 					           83,270	     78,456
									-----------	 ----------

 		Total Assets					 $6,496,028	 $7,029,448
 									===========	 ==========












                            See Accompanying Notes

                     USER TECHNOLOGY SERVICES, INC.
                            BALANCE SHEETS
                     DECEMBER 31, 2000 AND 1999




LIABILITIES AND STOCKHOLDER'S EQUITY/(DEFICIT)
-------------------------------------------------

                            					    2000  	    1999
 									    ----	    ----
Current Liabilities:

 	Accounts payable  					$   96,989	$  148,114

 	Accrued expenses 						   625,005	   896,655

 	Unearned revenue						   102,365	   178,291

 	Deferred income taxes					      -	    10,666

 	Due to parent company 					 5,855,926	 3,567,800
									----------	----------
  		Total Current Liabilities 			 6,680,285	 4,801,526
									----------	----------

Stockholder's Equity/(Deficit):

 	Common stock, $.01 par value, 2,150,000 shares
 	  authorized; 100 shares issued and outstanding	 	    1	         1

 	Additional paid in capital 				 5,499,999	 5,661,289

 	Accumulated deficit 					(5,684,257)	(3,433,368)
									----------	----------
 		Total Stockholder's Equity/(Deficit)	  (184,257)	 2,227,922
									----------	----------

 		Total Liabilities and Stockholder's
 		  Equity/(Deficit)				$6,496,028	$7,029,448
									==========	==========











                            See Accompanying Notes

                     USER TECHNOLOGY SERVICES, INC.
 			      STATEMENTS OF OPERATIONS
 		    YEARS ENDED DECEMBER 31, 2000 AND 1999




                            				    2000	  	    1999
 								    ----		    ----
Service income 						$14,497,898	     $20,554,826

Cost of services 						 10,815,996		17,726,736
 								-----------	     -----------
	Gross profit 					  3,681,902		 2,828,090
								-----------	     -----------
Operating expenses:
  Selling 							  2,109,130		 2,425,728

  General and administrative 				  3,696,663		 2,452,328

  Corporate administrative 				    530,524		   731,873
								-----------	     -----------
	Total operating expenses			  6,336,317		 5,609,929
								-----------	     -----------

Other expense:
	Interest expense 					    465,039		   490,943
								-----------	     -----------

Loss before income tax benefit 			 (3,119,454) 	(3,272,782)


Income tax benefit 					   (868,565)	  (893,537)
								-----------	     -----------

Net loss 						      $(2,250,889)     $(2,379,245)
								===========	     ===========
















                            See Accompanying Notes

                     USER TECHNOLOGY SERVICES, INC.
 		STATEMENTS OF STOCKHOLDER'S EQUITY/(DEFICIT)
 			YEARS ENDED DECEMBER 31, 2000 AND 1999



 				Common 	Common	Additional 			      Total
 				Stock 	Stock 	 Paid-in-	Accumulated 	   Stockholder's
 				Shares	Amount	 Capital 	  Deficit 	  Equity/(Deficit)
 				------	------	 -------	  -------	  ----------------
Balance, January 1, 1999 	 100 	 $1	$5,499,999	$(1,054,123)	   $ 4,445,877

Additional capital
  contributed by parent	    	   	   161,290		-	       161,290

Net loss for the 1999 Year	    	   	      -		 (2,379,245)	    (2,379,245)
 				-----	-----	----------	-----------	   -----------
Balance, December 31, 1999 	 100	 $1	 5,661,289	$(3,433,368)	    $2,227,922

Return of capital to parent	  -	  -	  (161,290)		-	      (161,290)

Net loss for the 2000 Year	  -	  -	      -		 (2,250,889)	    (2,250,889)
				-----	-----	----------	-----------	   -----------
Balance, December 31, 2000	 100	 $1	$5,499,999	$(5,684,257)	    $ (184,257)
				=====	=====	==========	===========	   ===========





























                            See Accompanying Notes

                     USER TECHNOLOGY SERVICES, INC.
                       STATEMENTS OF CASH FLOWS
                YEARS ENDED DECEMBER 31, 2000 AND 1999




                            				    2000	  	   1999
 								    ----		   ----
Cash flows from operating activities:
  Net loss							$(2,250,889)     $(2,379,245)
  Adjustments to reconcile net loss to net cash
   (used in)/provided by operating activities:
    Depreciation and amortization 			    950,893		 1,105,366
    Loss on sale of equipment 			      9,449		     6,275

Changes in operating assets and liabilities

 	(Increase)/decrease in receivables 		   (496,920)	 6,902,088
 	Decrease/(increase) in prepaid expenses		3,554		   (31,054)
	(Increase)/decrease in deferred tax assets   (110,409)	    59,979
 	(Decrease)/increase in accounts payable 	    (51,126)	    71,395
 	Decrease in accrued liabilities 		   (271,649)	  (711,624)
 	Decrease in deferred income 			    (75,926)	  (689,020)
 								-----------		----------
Net cash (used in) provided by operating
 activities 						 (2,293,023)	 4,334,160
								-----------		----------
Cash flows from investing activities:
  Purchases of software					    (16,451)	   (33,608)
  Proceeds from note receivable			     75,000		    75,000
  Purchases of equipment				    (26,509)	  (235,511)
  Proceeds from sale of equipment  			     31,764		    49,051
								-----------		----------
Net cash provided by (used in) investing
 activities							     63,804		  (145,068)
								-----------		----------
Cash flows from financing activities:
  Increase/(decrease) in due to parent company	  2,288,126		(4,080,059)
  Capital contributions by parent company		   (161,290)	   161,290
								-----------		----------
Net cash provided by (used in) financing
 activities  						  2,126,836		(3,918,769)
								-----------		----------
Net (decrease)/increase in cash 			   (102,383)	   270,323
Cash, beginning of the period 			    552,674		   282,351
								-----------		----------
Cash, end of the period 				$   450,291		$  552,674
 								===========		==========




                            See Accompanying Notes

                     USER TECHNOLOGY SERVICES, INC.
                     NOTES TO FINANCIAL STATEMENTS
                YEARS ENDED DECEMBER 31, 2000 AND 1999


1. 	Operations and Summary of Significant Accounting Policies
 	---------------------------------------------------------
 	Description of Business
 	-----------------------
	Usertech/Canterbury, Inc. ("the Company" formerly known as User Technology Services, Inc.), is a twenty-three year old technology consulting organization specializing in custom learning solutions for Fortune 1000 corporations, higher education institutions, public sector organizations and mid-sized companies. Usertech/Canterbury trains its clients' employees in the use of Enterprise Resource Planning (ERP) systems, such as PeopleSoft, SAP and Oracle, as well as many other proprietary and client relationship management (CRM) applications. Usertech/Canterbury designs training and performance support programs that ensure users' early acceptance of new information technology, and facilitate a smooth conversion to new systems and business processes. To deliver these services, the Company promotes a blended media approach, employing effective mixtures of process, people and technology. Instructor-led training, coupled with e-Learning, help desk and service center support allow for maximum results with the best return on customer investment.

	Revenue Recognition
 	-------------------
	Staff Accounting Bulletin #101 (SAB 101) was recently issued by the SEC. SAB 101 states that revenue recognition cannot occur until the earnings process is complete, evidenced by an agreement between the Company and the customer, there has been delivery and acceptance, collectibility is probable, and pricing is fixed and determinable. If significant obligations remain after delivery, revenue is deferred until such obligations are fulfilled.
The Company had followed these principles of revenue recognition prior to the implementation of SAB 101. Therefore, SAB 101 shall have no impact on revenue reporting. Revenues from consulting and service contracts are recognized as services are rendered over the contract or service period.

 	Trade Receivables
 	-----------------
	The Company provides an allowance for losses on trade receivables based on a review of the current status of existing receivables and management's evaluation of periodic aging of the accounts.

	Concentration of Credit Risk
 	----------------------------
	The Company provides its services to a wide variety of commercial, governmental and institutional customers. Financial instruments which potentially subject the Company to concentrations of credit risk are cash and
trade receivables.   The Company performs ongoing credit evaluations of its
customers' financial condition and, generally, does not require collateral from its customers. The Company has not experienced significant credit losses. The Company maintains deposit accounts with high quality financial institutions; at times, such deposits may exceed FDIC insurance limits.

                     USER TECHNOLOGY SERVICES, INC.
                     NOTES TO FINANCIAL STATEMENTS
                YEARS ENDED DECEMBER 31, 2000 AND 1999

 	Property and Equipment
 	----------------------
 	Property and equipment are stated at original cost. Depreciation and amortization for financial accounting purposes is computed using the straight line method over the estimated lives of the respective assets. The total original cost for each class of property and equipment along with the estimated life for each class is as follows as of December 31:

										Estimated Life
  					     2000 		  1999	   (Years)
 					     ----		  ---- 	   -------
Computer equipment 	 	 $ 1,534,887    $ 1,706,422 		3
Furniture and equipment		     312,626        329,819		6
Leasehold improvements			 5,950 	    5,950		5
 					 -----------    -----------
Total Cost			   	   1,853,463      2,042,191
Less accumulated depreciation	  (1,575,248)    (1,360,659)
					 -----------    -----------
Net Property and Equipment	 $   278,215    $   681,532
 					 ===========    ===========

	For income tax purposes, accelerated methods of depreciation are used. Maintenance and repair costs are charged to expense as incurred. The cost and accumulated depreciation relating to property and equipment retired or otherwise disposed of are eliminated from the accounts and any resulting gains or losses are credited or charged to income.

	Goodwill
 	--------
	Goodwill is being amortized over 10 years. The original cost and accumulated amortization of goodwill is as follows as of December 31:

 					     2000 		    1999
 					     ---- 		    ----
Original Cost 			 $ 5,390,789	$ 5,390,789
Accumulated amortization 	  (3,324,974)	 (2,786,078)
 					 ----------- 	-----------
Goodwill, net of amortization	 $ 2,065,815	$ 2,604,711
 					 =========== 	===========

	Software
 	--------
	Purchased software is being amortized over 3 years. The original cost and accumulated amortization of software is as follows as of December 31:

					     2000 		    1999
 					     ---- 		    ----
Original Cost 			   $ 83,647		  $ 67,196
Accumulated amortization 	    (51,033)	   (27,650)
 					   -------- 	  --------
Software, net of amortization	   $ 32,614		  $ 39,546
 					   ======== 	  ========
                              F-8
                     USER TECHNOLOGY SERVICES, INC.
                     NOTES TO FINANCIAL STATEMENTS
                YEARS ENDED DECEMBER 31, 2000 AND 1999

	Valuation of Long Lived Assets
 	------------------------------
	The Company evaluates its long lived assets by measuring the carrying amount of the assets against the estimated undiscounted future cash flows associated with them. If such evaluations indicate that the future undiscounted cash flows of certain long lived assets are not sufficient to recover the carrying value of such assets, the assets are adjusted to their fair values.

	Income Taxes
 	------------
	Income taxes are accounted for under an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. In estimating future tax consequences, the Company generally considers all expected future events other than the enactment of changes in tax laws or rates. A valuation allowance is recognized if, on weight of available evidence, it is more likely than not that some portion or all the deferred tax assets will not be realized.

	Advertising Cost
 	----------------
	Advertising costs are charged to expense as incurred. Advertising expense for the years ended December 31, 2000 and 1999 was $182,077 and $290,124 respectively.

	Stock-Based Compensation
 	------------------------
	Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation," (SFAS No. 123) encourages, but does not require companies to record compensation cost for stock-based employee compensation plans at fair value. The Company has chosen to continue to account for employer stock-based compensation utilizing the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees". Accordingly, compensation cost for stock options issued to employees is measured as the excess, if any, of the fair market price of the Company stock at the date of grant over the amount an employee must pay to acquire the stock. SFAS No. 123 requires companies that continue to follow APB No. 25 to provide a pro forma disclosure of the impact of applying the fair value method of SFAS No. 123.


2. 	Related Party Transactions
	--------------------------
 	The Company was a 100% owned subsidiary of Ceridian Corporation during the years ended December 31, 2000 and 1999. During 2000, the Company earned revenues of $814,778 from services rendered to Ceridian Corporation and affiliates. No revenues were earned from related parties in 1999.

                     USER TECHNOLOGY SERVICES, INC.
                     NOTES TO FINANCIAL STATEMENTS
                YEARS ENDED DECEMBER 31, 2000 AND 1999

	The Company was charged general and administrative costs by Ceridian Corporation related to various corporate services provided by the parent company. In addition, Ceridian charged interest expense to the Company for amounts advanced to or otherwise due from the Company. As reported in Note 3, the Company received federal income tax benefits from Ceridian through utlilization of current federal net operating losses. Related party expenses and income tax benefits for the years ended December 31, 2000 and 1999 were as follows:

					     2000 		    1999
 					     ---- 		    ----
Corporate administrative	  $ 530,524		 $ 731,873
Interest expense 			  $ 465,039		 $ 490,943
Income tax benefits		  $(746,820)	 $(954,134)


3. 	Income Tax (Benefit) Expense
 	----------------------------
	Deferred income taxes reflect the net tax effects of (a) temporary differences between carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, and (b) net operating loss carryforwards (when available). Income tax (benefit) expense consisted of the following for the years ended December 31:

					     2000 		    1999
 					     ---- 		    ----
Current taxes:
   Federal				 $(746,820)		$(954,134)
   State and local		    27,798			600
 					 ---------		---------
 					  (719,022)		 (953,534)
Deferred taxes:
   Federal				  (149,543)		   59,997
					 ---------		---------
   Net income tax (benefit)	 $(868,565)		$(893,537)
 					 ========= 		=========

	The federal income tax benefits were the result of the utilization of the Company's current net operating losses by the parent company, Ceridian Corporation in the annual filing of consolidated federal income tax returns. The tax benefits receivable from the parent company were offset against amounts due to the parent company.

	Significant items comprising the Company's deferred tax assets and liabilities are as follows at December 31:

                     USER TECHNOLOGY SERVICES, INC.
                     NOTES TO FINANCIAL STATEMENTS
                YEARS ENDED DECEMBER 31, 2000 AND 1999

					  		    2000 		     1999
 					  		    ---- 		     ----
Deferred Tax Asset/(Liability) - Current
----------------------------------------
Differences between book and tax basis:
Trade receivables 				   $29,400		   $(60,143)
Accrued liabilities 				    65,528		     27,948
Others 						      - 		     21,529
 							   ------- 		   --------
 							    94,928		    (10,666)
							   ------- 		   --------

Deferred Tax Asset - Long Term
------------------------------
Differences between book and tax basis:
Property and equipment				   $63,526		    $19,578
State net operating loss carryforwards	    19,744		     58,878
							   ------- 		   --------
 							   $83,270		    $78,456
							   ------- 		   --------

4. 	Supplemental Cash Flow Information
 	----------------------------------
	Cash paid for interest and income taxes for the years ended December 31, 2000 and 1999 were as follows:

				  2000 		  1999
 				  ---- 		  ----
Interest 			$465,039		$490,943
Income Taxes 		$ 22,347		$    600


5. 	Stock Compensation Plans
 	------------------------
 	The employees of the Company participated in two stock compensation plans of Ceridian Corporation, the parent company.

 	Stock options were awarded to eligible employees under Ceridian's 1999 Stock Incentive Plan. These stock option awards generally vested annually over a three year period with 10-year terms and have an exercise price that may not be less than the fair market value of the underlying stock at the date of grant.

 	Ceridian's Employee Stock Purchase Plan provided the opportunity for participants to purchase Ceridian stock at a price of 85% of the lesser of the fair market value on either the first day or the last day of the applicable three-month offering period.

	As reported in Note 1, the Company has adopted the disclosure-only provisions of SFAS No. 123. Therefore, no expense is recorded with respect

                     USER TECHNOLOGY SERVICES, INC.
                     NOTES TO FINANCIAL STATEMENTS
                YEARS ENDED DECEMBER 31, 2000 AND 1999

to the stock option or employee stock purchase plans. A pro forma disclosure of SFAS 123 compensation expense and other stock compensation plan information is presented below.

					  		      2000 		     1999
 					  		      ---- 		     ----
Pro Forma Effect of Fair Value Accounting:
	Net loss as reported 			  $(2,250,889)	$(2,379,245)
	Pro forma compensation expense	      103,362	    211,367
 							  ----------- 	-----------
	Pro forma net loss			  $(2,354,251)	$(2,590,612)

Weighted -Average Assumptions:
	Expected lives in years (stock options)	    4-8		  4-8
	Expected volatility  				  40.4%		37.4%
	Expected dividend rate				    -			  -
	Risk-free interest rate				   5.0%		 6.3%

Stock Options:
	Shares  					       25,500	     28,250
	Fair value per share				  $7.52		$9.69

Employee Stock Purchase Plan
	Shares  						  3,312		3,494
	Fair value per share				  $4.90		$6.89


6. 	Commitments
 	-----------
	The Company leases office facilities and office equipment under noncancelable operating leases. Future minimum lease payments under such leases were as follows at December 31, 2000:

   Fiscal Years
   ------------
 	2001 			 $  617,117
 	2002  		    591,808
 	2003   		    590,398
 	2004   		    290,521
	Thereafter		       -
 				 ----------
		Total		 $2,089,844
 				 ==========
 	Aggregate rent expense for the years ended December 31, 2000 and 1999 approximated $608,000 and $629,000 respectively.


7. 	Subsequent Events
 	-----------------
	At September 28, 2001, Canterbury Consulting Group, Inc. ("Canterbury")

                     USER TECHNOLOGY SERVICES, INC.
                     NOTES TO FINANCIAL STATEMENTS
                YEARS ENDED DECEMBER 31, 2000 AND 1999

purchased 100% of the outstanding shares of the Company from Ceridian Corporation with an effective date of September 1, 2001. Canterbury paid $2,350,000 in cash and issued a $1,200,000 note payable over three years to Ceridian.

	At August 31, 2001, Ceridian recapitalized the balance of the amount due to the parent company of $6,256,834 to contribute additional capital to the company.

	In addition, pursuant to the Canterbury transaction, Ceridian Corporation assumed a Company office facility lease effective September 1, 2001. This lease had a monthly rent cost of approximately $ 7,500 with a lease term through June 2004.

	Moreover, pursuant to the Canterbury transaction, the Company purchased computer equipment from Ceridian Corporation by issuing a $364,703 note payable over 31 monthly installments of $ 12,362 inclusive of interest at 3.75% per year.

	During the first half of 2001, Company management completed and implemented a business restructuring plan. The plan included cost-cutting measures such as workforce reduction and an early termination of a facility lease. The lease had a monthly rent cost of approximately $4,800 with a scheduled lease term through December 2003. Total restructuring charges of $3,149,500 were recorded in the first half of 2001 inclusive of a noncash goodwill impairment charge of $1,931,000.

                     USER TECHNOLOGY SERVICES, INC.
 					BALANCE SHEET
 				     AUGUST 31, 2001
 					 (Unaudited)




ASSETS
------

Current Assets:

  Cash 						$     -

  Trade receivables 				 2,592,120

  Prepaid expenses 				    39,806

  Deferred income tax asset 			    46,808
							----------

	Total Current Assets 			 2,678,734


Property and equipment  			   494,228

Deferred income tax asset 			    27,694
							----------

	Total Assets 				$3,200,656
							==========





















 				   See Accompanying Notes

                     USER TECHNOLOGY SERVICES, INC.
 					BALANCE SHEET
 				     AUGUST 31, 2001
 					 (Unaudited)



LIABILITIES AND STOCKHOLDER'S EQUITY
------------------------------------

Current Liabilities:

   Accounts payable  						$  120,375

   Current portion of long term debt 			   137,006

   Accrued expenses 						   311,865

   Unearned revenue 						    53,380
									----------
 	Total Current Liabilities				   622,626

Long term debt  							   227,696
									----------
 	Total Liabilities		 				   850,322
									----------


Stockholder's Equity:

   Common stock, $.01 par value 2,150,000
    shares authorized; 200 shares issued
    and outstanding							   2

   Additional paid-in capital 				11,756,832

   Accumulated deficit 						(9,406,500)
									----------
 	Total Stockholder's Equity				 2,350,334
									----------

 	Total Liabilities and Stockholder's Equity	$3,200,656
 									==========










				   See Accompanying Notes

                     USER TECHNOLOGY SERVICES, INC.
 				STATEMENTS OF OPERATIONS

The following Statements of Operations for the eight-month periods ended August 31, 2001 and August 31, 2000, are unaudited, but the Company believes that all adjustments (which consist only of normal recurring accruals) necessary for a fair presentation of the results of operations for the respective period have been included.

			     				      Eight-months ended
            						    August 31,
 							      ------------------
	 							   (Unaudited)

					  		    2001 		    2000
 					  		    ---- 		    ----
Service income					$ 7,075,411		$ 9,766,961

Cost of services 					  6,469,666  	  7,925,938
 							-----------		-----------
	Gross profit				    605,745		  1,841,023

Operating Expenses:

  Selling 						    614,775		  1,187,244

  General and administrative 			  4,174,268		  2,248,256

  Corporate administrative 			    290,166		    352,444
							-----------		-----------
	Total operating expenses 		  5,079,209		  3,787,944


Other Expense:
  Interest expense 				     72,500		    268,755
							-----------		-----------
Loss before income taxes 			 (4,545,964)	 (2,215,676)

Income tax benefit 				   (823,721)	   (753,330)
							-----------		-----------
Net loss  						$(3,722,243)	$(1,462,346)
 							===========		===========











				   See Accompanying Notes

                     USER TECHNOLOGY SERVICES, INC.
 				STATEMENTS OF CASH FLOWS
 		   EIGHT MONTHS ENDED AUGUST 31, 2001 AND 2000
 					(Unaudited)

					  		    		2001 	    2000
 					  		    		---- 	    ----
Cash flows from operating activities:
 Net loss 							$(3,722,243)  $(1,462,346)
 Adjustments to reconcile net loss to net
  cash used in operating activities:
   Depreciation and amortization 			    271,912       653,640
   Loss on sale of equipment					1,603		  4,638
   Impairment of goodwill 				  1,931,000		   -

 Changes in operating assets and liabilities
   Decrease/(increase) in receivables 		    767,832	   (1,742,149)
   Decrease in prepaid expenses 			     41,137		  3,554
   Decrease)/(increase) in deferred tax assets	    103,696		(19,838)
   Increase/(decrease) in accounts payable 	     23,386		(17,168)
   (Decrease)/increase in accrued liabilities 	   (313,140)	238,897
   (Decrease)/increase in deferred income 	    (48,985)	273,448
 								-----------	  -----------
 Net cash used in operating activities 		   (943,802)   (2,067,324)
								-----------	  -----------
 Cash flows from investing activities:
  Purchases of software						 - 		 (9,160)
  Proceeds from note receivable 			     50,000		 75,000
  Purchases of equipment 			  	     (7,469)	(28,315)
  Proceeds from sale of equipment 			     31,831		 34,566
  Proceeds from sale of software 			     18,241		   -
								-----------	  -----------
 Net cash provided by investing activities	     92,603		 72,091
								-----------	  -----------
 Cash flows from financing activities:
  Capital contributions by parent company 	  6,256,834		   -
  (Decrease)/increase in due to parent company	 (5,855,926)    1,619,919
								-----------	  -----------
 Net cash provided by financing activities 	    400,908	    1,619,919
								-----------	  -----------
Net decrease in cash 					   (450,291)     (375,314)
Cash, beginning of the period 			    450,291	      552,674
								-----------	  -----------
Cash, end of the period 				$      -   	  $   177,360
 								===========	  ===========








				   See Accompanying Notes

                     USER TECHNOLOGY SERVICES, INC.
 			   NOTES TO FINANCIAL STATEMENTS
 		   EIGHT MONTHS ENDED AUGUST 31, 2001 AND 2000
 			            (Unaudited)


1. 	Basis of Presentation
 	---------------------
	The financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. For further information, refer to the other financial statements and footnotes thereto included in this Form 8-K/A.


2. 	Business Restructuring
 	----------------------
 	During the eight months ended August 31, 2001, management performed an evaluation of the Company and implemented a business restructuring plan. The plan included cost-cutting measures such as workforce reduction and an early termination of a facility lease. Total restructuring charges of $3,149,500 were recorded in the first half of 2001 inclusive of a noncash goodwill impairment charge of $1,931,000.


3. 	Related Party Transactions
 	--------------------------
	During the eight months ended August 31, 2001 and 2000 the Company earned revenues of $180,395 and $347,791, respectively from services rendered to Ceridian Corporation and affiliates.

	The Company was charged general and administrative costs by Ceridian Corporation related to various corporate services provided by the parent company. In addition, Ceridian charged interest expense to the Company for amounts advanced to or otherwise due from the Company. Related party expenses and income tax benefits for the eight months ended August 31, 2001 and 2000 were as follows:

					     2001 		    2000
 					     ---- 		    ----
Corporate administrative	  $ 290,166 	 $ 352,444
Interest expense  		  $  72,500		 $ 268,755
Income tax benefits 		  $(939,760)	 $(753,330)


4. 	Income Tax (Benefit) Expense
 	----------------------------
	Deferred income taxes reflect the net tax effects of (a) temporary differences between carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, and (b) net operating loss carryforwards (when available). Income tax (benefit) expense consisted of the following for the eight months ended August 31, 2001 and 2000:
 						F-18
                     USER TECHNOLOGY SERVICES, INC.
 			   NOTES TO FINANCIAL STATEMENTS
 		   EIGHT MONTHS ENDED AUGUST 31, 2001 AND 2000
 			            (Unaudited)

					     2001 		   2000
 					     ---- 		   ----
Current taxes:
   Federal 				  $(939,760)	$(753,330)
   State and local		     32,087	 	     -
 					  ---------		---------
 					   (907,673)	 (753,330)
Deferred taxes:
   Federal 				     83,952		     -
					  ---------		---------
   Net income tax (benefit)	  $(823,721)	$(753,330)
 					  =========	 	=========


5. 	Supplemental Cash Flow Information
   	----------------------------------
	At August 31, 2001, the Company purchased computer equipment costing $364,703 from Ceridian Corporation through issuance of a $364,703 note payable.


6. 	Commitments
 	-----------
	As reported in Note 2, the Company implemented a business restructuring plan during the eight months ended August 31, 2001. The restructuring included an early termination of a facility lease. The terminated lease had a monthly rent cost of approximately $4,800 with a scheduled lease term through December 2003.

	Pursuant to the Canterbury transaction reported in Note 8, Ceridian Corporation assumed a Company office facility lease effective September 1, 2001. This lease had a monthly rent cost of approximately $7,500 with a lease term through June 2004.


7. 	Long Term Debt
 	--------------
	Pursuant to the Canterbury transaction, the Company purchased computer equipment from Ceridian Corporation by issuing a $364,703 note payable over 31 monthly installments of $12,362 inclusive of interest at 3.75% per year.


8. 	Subsequent Event
 	----------------
	At September 28, 2001, Canterbury Consulting Group, Inc. ("Canterbury") purchased 100% of the outstanding shares of the Company from Ceridian Corporation with an effective date of September 1, 2001. Canterbury paid $2,350,000 in cash and issued a $1,200,000 note payable over three years to Ceridian.

                     USER TECHNOLOGY SERVICES, INC.
 			   NOTES TO FINANCIAL STATEMENTS
 		   EIGHT MONTHS ENDED AUGUST 31, 2001 AND 2000
 			            (Unaudited)

9. 	Major Customer
 	--------------
	One customer accounted for approximately 11% of Company revenues for the eight months ended August 31, 2001.

 			   CANTERBURY CONSULTING GROUP, INC.
                      PRO FORMA FINANCIAL STATEMENTS
                                (UNAUDITED)


 	The pro forma financial statements give effect to the September 28, 2001 acquisition by Canterbury Consulting Group, Inc. ("the Company"), of 100% of the outstanding shares of User Technology Services, Inc. from Ceridian Corporation with an effective date of September 1, 2001, as if such transaction had occurred at the close of business at August 31, 2001 for pro forma balance sheet purposes and as if such transaction had occurred at the beginning of the periods presented for the purposes of the pro forma statements of operations.

 	A pro forma statement of operations is presented to combine the year ended November 30, 2000 for Canterbury Consulting Group, Inc. with the year ended December 31, 2000 for User Technology Services, Inc. In addition, a pro forma statement of operations is presented to combine the nine months ended August 31, 2001 for Canterbury Consulting Group, Inc. with the nine months ended September 30, 2001 for User Technology Services, Inc.

 	Balance sheet pro forma adjustment references are reported in Note 1. Statements of operations pro forma adjustment references for the fiscal 2000 year and for the nine month periods ended in fiscal 2001 are reported in Notes 2 and 3 respectively.

 	The pro forma financial statements and accompanying notes should be read in conjunction with a reading of the financial statements of Canterbury Consulting Group, Inc. and User Technology Services, Inc.

			   CANTERBURY CONSULTING GROUP, INC.
                         PRO FORMA BALANCE SHEET
                             AUGUST 31, 2001
                               (Unaudited)

 					 Historical
 				 	 ----------		     Pro Forma 	   Total
 				 Canterbury	   Usertech	    Adjustments	 Pro Forma
 				 ----------    --------	    -----------	 ---------
Assets
  Cash 			$ 2,042,025	  $     -	   $ (850,334)(a)	$ 1,191,691
  Accounts receivable,
   net	 		  3,591,446	   2,592,120     	   - 		  6,183,566
  Other receivables		 -		  -		   -			 -
  Notes receivable,
   current portion 	    419,789	 	  -		   -		    419,789
  Inventory			    372,121		  -		   -		    372,121
  Prepaid expenses	    188,963	      39,806	   -		    228,769
  Deferred tax benefit	     91,412	      46,808	   - 		    138,220
 				-----------	  ----------   ---------- 	-----------
  Total Current Assets	  6,705,756	   2,678,734     (850,334)	  8,534,156
				-----------	  ----------   ---------- 	-----------
  Total Property and
   Equipment 		    962,870	     494,228         - 		  1,457,098
				-----------	  ----------   ---------- 	-----------
Net goodwill		  8,458,279		  -	    1,200,000(b)	  9,658,279
Notes receivable		  7,113,905		  -		   -		  7,113,905
Other assets		    257,499		  -		   -		    257,499
Investments 		  2,727,072		  -		   -		  2,727,072
Deferred tax benefit,
 long term 			  2,109,785		27,694	   -		  2,137,479
				-----------	  ----------   ---------- 	-----------
  Total Other Assets	 20,666,540		27,694    1,200,000	 21,894,234
				-----------	  ----------   ---------- 	-----------
  Total Assets 		$28,335,166	  $3,200,656   $  349,666	$31,885,488
 				===========   ==========   ==========	===========

















                           See Accompanying Notes

			   CANTERBURY CONSULTING GROUP, INC.
                         PRO FORMA BALANCE SHEET
                             AUGUST 31, 2001
                               (Unaudited)


					 Historical
 				 	 ----------		     Pro Forma 	   Total
 				 Canterbury	   Usertech	    Adjustments	 Pro Forma
 				 ----------    --------	    -----------	 ---------
Current Liabilities:
  Accounts payable 	$ 1,716,073	  $  120,375   $     -		$1,836,448
  Notes payable 		    297,934	     137,006	125,393(c)	   560,333
  Unearned revenue 	    843,973		53,380	   - 		   897,353
  Accrued expenses 	    631,399	     311,865	   -		   943,264
 				-----------	  ----------   ----------	----------
  	Total Current
   	 Liabilities    	  3,489,379	     622,626	125,393(c)	 4,237,398
				-----------	  ----------   ----------	----------
  Notes payable 	 	  1,228,411	     227,696    2,574,607(d)	 4,030,714
  Deferred income taxes	  3,024,961		  -   	   - 		 3,024,961
				-----------	  ----------   ----------	----------
  	Total Long Term
 	 Liabilities	  4,253,372	     227,696    2,574,607	 7,055,675
				-----------	  ----------   ----------	----------
	Total Liabilities	  7,742,751	     850,322    2,700,000	11,293,073
				-----------	  ----------   ----------	----------

Stockholder's Equity:
  Common stock 		     12,431		     2	     (2)(e)	    12,431
  Additional paid in
   capital	 		 24,607,548	  11,756,832  (11,756,832)(e)	24,607,548
  Accumulated other
   comprehensive income	    111,325	        -            -		   111,325
  Retained earnings/
   (accumulated deficit)    474,921	  (9,406,500)   9,406,500(e)	   474,921
  Notes receivable for
   capital stock		 (4,206,533)	  -            -		(4,206,533)
  Treasury stock		   (407,277)	  -            - 		  (407,277)
				-----------	  ----------   ----------	----------
	Total Stockholder's
  	 Equity		 20,592,415	   2,350,334   (2,350,334)	20,592,415
				-----------	  ----------   ----------	----------
	Total Liabilities
 	 & Stockholder's
 	 Equity 		$28,335,166	 $ 3,200,656  $   349,666    $31,885,488
 				===========  ===========  ===========    ===========






                           See Accompanying Notes

			   CANTERBURY CONSULTING GROUP, INC.
 		  PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended:		      November 30, December 31,
 				  2000 	    2000
					 Historical
 				 	 ----------		     Pro Forma   Consolidated
 				 Canterbury	   Usertech	    Adjustments	 Pro Forma
 				 ----------    --------	    -----------	 ---------
Revenues	 		$29,734,589	 $14,497,898  $     -	 	$44,232,487
Cost of revenues		 21,828,520	  10,815,996      (85,668)(a)  32,558,848
 				-----------  -----------  -----------     -----------
	Gross profit	  7,906,069	   3,681,902       85,668  	 11,673,639
				-----------  -----------  -----------     -----------
Selling 			  2,377,340	   2,109,130         - 		  4,486,470
General and
 administrative  		  4,486,552	   4,227,187   (1,422,900)(b)	  7,290,839
				-----------  -----------  -----------     -----------
	Total operating
 	 expenses 		  6,863,892	   6,336,317   (1,422,900)	 11,777,309
				-----------  -----------  -----------     -----------
Other income/(expense)
  Interest income		    715,829		  -		   -		    715,829
  Interest expense	   (346,457)    (465,039)	286,252(c)	   (525,244)
  Other			    345,014		  -		   -		    345,014
				-----------  -----------  -----------     -----------
	Total other
 	 income/(expense)	    714,386	    (465,039)	286,252	    535,599
				-----------  -----------  -----------     -----------
Income/(loss) before
 income taxes 		  1,756,563	  (3,119,454)   1,794,820	    431,929

Provision (benefit)
 for income taxes 	    698,348	    (868,565)     351,910(d)	    181,693
				-----------  -----------  -----------     -----------
Net income/(loss) 	$ 1,058,215	 $(2,250,889) $ 1,442,910 	$   250,236
 				===========	 ===========  ===========	===========

					   Weighted Average 	    Net Income
					   Number of Shares 	     Per Share
Historical net income per share:
 Basic 					10,027,700			$0.11
 Diluted 					11,028,500			$0.10

Pro forma net income per share:
 Basic 					10,027,700 			$0.02
 Diluted 					11,028,500 			$0.02






                           See Accompanying Notes

			   CANTERBURY CONSULTING GROUP, INC.
 		  PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

Nine Months Ended:    August 31,  September 30,
 			      2001 	        2001
				    Historical
				    ----------
 				   (Unaudited)	       Pro Forma        Consolidated
 			    Canterbury	Usertech	Adjustments	        Pro Forma
 			    ----------    --------	-----------	        ---------
Revenues 		   $20,416,641  $ 7,902,830  $     - 		 $28,319,471
Cost of revenues	    14,680,439	7,016,133    (599,383)(a)(b)(c) 21,097,189
 			   -----------  -----------  ----------    	 -----------
    Gross profit       5,736,202	  886,697     599,383 	  	   7,222,282
			   -----------  -----------  ----------    	 -----------
Selling 		     2,004,741	  684,221	     -		   2,688,962
General and
 administrative  	     4,686,535	4,528,333  (3,333,566)(a)(b)(c)  5,881,302
			   -----------  -----------  ----------    	 -----------
    Total operating
 	 expenses  	     6,691,276	5,212,554  (3,333,566) 	  	   8,570,264
			   -----------  -----------  ----------    	 -----------
Other income/(expense)
  Interest income 	 618,118	     -	     - 	 	     618,118
  Interest expense 	(128,184)     (72,500)    (69,250)(g)	    (269,934)
  Other  			(333,822)	     -	     - 		    (333,822)
			   -----------  -----------  ----------    	 -----------
    Total other income/
 	 (expense) 		 156,112	  (72,500)    (69,250)	     		14,362
			   -----------  -----------  ----------    	 -----------
Income/(loss) before
 income taxes 		(798,962)  (4,398,357)  3,863,699	 	  (1,333,620)

Provision/(benefit) for
 income taxes 		 (31,000)    (773,534)   (657,118)(h)	    (147,416)
			   -----------  -----------  ----------    	 -----------
Net income/(loss)    $  (767,962) $(3,624,823) $3,206,581 		 $(1,186,204)
 			   ===========  ===========  ==========     	 ===========

					   Weighted Average 	     Net Loss
					   Number of Shares 	     Per Share
Historical net loss per share:
 Basic 					11,529,700			$(0.07)
 Diluted 					11,796,900 			$(0.07)

Pro forma net loss per share:
 Basic 					11,529,700 			$(0.10)
 Diluted 					11,796,900 			$(0.10)





                           See Accompanying Notes

			   CANTERBURY CONSULTING GROUP, INC.
 		  	NOTES TO PRO FORMA FINANCIAL STATEMENTS
 					(UNAUDITED)

1. Pro forma Adjustments - Balance Sheet
   -------------------------------------
(a) represents the difference between the cash payment of $2,350,334 and the $1,500,000 borrowed for the transaction.
(b) excess paid over net worth of $2,350,334. Equal to the three-year note balance.
(c) represents the current portion of the assumed note payable for computers.
(d) the net effect of: $1,500,000 borrowed from Commerce Bank; $1,200,000 acquisition note less $125,393 reclass of current portion of note payable.
(e) eliminating entry (acquired net worth).


2. Pro forma Adjustments - Statement of Operations Year(s) Ended in Fiscal
   -----------------------------------------------------------------------
   2000
   ----
(a) allocated building occupancy with parent company.
(b) allocated corporate expenses which would not be incurred with Canterbury (goodwill amortization, general expenses and intercompany transfers).
(c) represents net adjustment - elimination of intercompany interest allocation of $475,252; additional $84,000 interest expense on the acquisition note and $105,000 additional interest expense on the $1,500,000 borrowings for the cash paid to Ceridian at closing.
(d) effective tax rate for Usertech is 28% exclusive of $538,000 of nondeductible goodwill amortization adjustment.


3. Pro forma Adjustments - Statement of Operations Nine Month Period(s) Ended
   --------------------------------------------------------------------------
   in Fiscal 2001
   --------------
(a) allocated building occupancy with parent company of $106,382.
(b) allocated retirement benefits from Ceridian of $350,000.
(c) accrued vacation benefits of $143,000 were calculated as part of the sale to Canterbury.
(d) restructuring charge of $3,149,516 was taken by Ceridian in early 2001 in contemplation of the divestiture
(e) Ceridian corporate allocations totaling $184,050.
(f) goodwill amortization of $134,724 is eliminated (no goodwill was purchased by Canterbury).
(g) represents net adjustment - elimination of intercompany interest allocation of $72,500; additional $63,000 interest expense on the acquisition note and $78,750 additional interest expense on the $1,500,000 borrowings for the cash paid to Ceridian at closing. An interest rate of 7% was to calculate the imputed interest expense.
(h) effective tax rate for Usertech is 34% exclusive of $1,931,000 nondeductible goodwill impairment charge.